EXHIBIT 10(m)


            BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT
            ----------------------------------------------------

        (REGARDING CONTRACTS, GENERAL INTANGIBLES, RECEIVABLES AND
                       OTHER ASSETS AND LIABILITIES)


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made and entered into as of this 1st day of June, 1995, by and between TAUBMAN

YORK AVENUE ASSOCIATES, INC. a New York corporation, having an address at

200 East Long Lake Road, Bloomfield Hills, Michigan 48304 ("Assignor"), and

YORK AVENUE ADVISORS, INC., having an address at 712 Fifth Avenue, 38th floor, New York, New York 10019, Attention: Robert S. Taubman ("Assignee").

     In consideration of the mutual promises and agreements contained in this Assignment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto,

Assignor and Assignee hereby agree as follows:

     1.   Assignor hereby grants quit claims, sells, conveys, transfers and assigns to Assignee, its successors and assigns, all of Assignor's right, title and interest in, to and under any and all contracts,

agreements, general intangibles, receivables, and other assets owned by

Assignor or in which Assignor has an interest: TO HAVE AND TO HOLD the same unto said Assignee, its successors and assigns, forever (All of Assignor's contracts, agreements, general intangibles, receivables, and other assets are collectively referred to as the "Assets");

     2.   Assignee hereby accepts the conveyance, transfer, and assignment of all of Assignor's right, title and interest in, to and under the Assets.

Assignee hereby assumes any and all liabilities and obligations of Assignor with respect to the Assets from and after the date hereof, specifically including, without limitation, all current and accrued liabilities of

Assignor, as well as all future liabilities and obligations accruing, with respect to the Assets. (All of Assignor's liabilities and obligations relating to the Assets are collectively referred to as the "Liabilities").

Assignee hereby agrees to (i) be bound by the terms and provisions of any



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contracts or other agreements relating to the Assets and/or Liabilities as if Assignee were the original party thereto, (ii) timely perform all of the obligations and liabilities of Assignor with respect to the Assets and

Liabilities from and after the date hereof, and (iii) indemnify, defend and hold Assignor harmless from and against any losses or damages arising from or pertaining to the Assets being conveyed hereunder and/or the Liabilities being assumed by Assignee hereunder from and after the date hereof.

     3.   Assignor and Assignee hereby agree to promptly execute any and all further documentation that may hereafter be required in order to effectuate any of the assignments and assumptions set forth herein.

     4.   This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     5.   This Assignment may be executed in two (2) or more counterparts,

all of which as so executed shall constitute one (1) Assignment, binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart; provided, however, that no provision of this Assignment shall become effective and binding unless and until all parties hereto have duly executed this Assignment, at which time this Assignment shall then become effective and binding as of the date first above written.



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     IN WITNESS WHEREOF, Assignor and Assignee have executed this Bill of

Sale and Assignment and Assumption Agreement as of the date first above written.



                              TAUBMAN YORK AVENUE ASSOCIATES, INC.,
                              a New York Corporation


                              By:  /s/ A. Alfred Taubman
                                 -------------------------------------

                              Its: Chairman of the Board
                                  ------------------------------------



                                   "Assignor"

                              YORK AVENUE ADVISORS, INC.,
                              a New York corporation


                              By:  /s/ A. Alfred Taubman
                                   -----------------------------------

                              Its: Chairman of the Board
                                   -----------------------------------

                                   "Assignee"